UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2021

MERIDIAN BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Ohio	0-14902	31-0888197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 271-3700

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VIVO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 12, 2021, Meridian Bioscience, Inc. (“Meridian” or the “Company”) issued a press release announcing results for the fourth fiscal quarter and full fiscal year ended September 30, 2021. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On November 12, 2021, Meridian is hosting a conference call for the benefit of its investors to discuss the results set forth in the press release announcing results for the fourth fiscal quarter and full fiscal year ended September 30, 2021 and other business and financial highlights. A copy of the presentation, which is available at investor.meridianbioscience.com, related to this conference call is attached as Exhibit 99.2 to this report and is incorporated by reference herein.

The Company’s press release and presentation disclose certain financial results both in accordance with generally accepted accounting principles (“GAAP”) and on a non-GAAP basis with adjustments for certain items. The Company’s management believes that presentation of these non-GAAP financial measures and their related reconciliations are useful to investors because the non-GAAP financial measures provide investors with a basis for comparing current results to financial results from prior periods.

Information in the press release and presentation contains forward-looking statements regarding future events and performance of the Company. All such forward-looking statements are based largely on the Company’s experience and perception of current conditions, trends, expected future developments and other factors, and on management’s expectations, and are subject to risks and uncertainties that could cause actual results to differ materially, including, but not limited to, those factors described in the press release, presentation and the Company’s filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any financial or other projections or other forward-looking statements, whether because of new information, future events or otherwise.

The information in each of Item 2.02 and Item 7.01 of this Form 8-K and in the press release attached as Exhibit 99.1 and the presentation attached as Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in each of Item 2.02 and Item 7.01 of this Form 8-K and each of Exhibit 99.1 and Exhibit 99.2 shall not be incorporated by reference in any filing (whether made before or after the date hereof) or any other document under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated November 12, 2021

99.2	Conference Call Presentation

104	Cover Pager Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN BIOSCIENCE, INC.

Date: November 12, 2021	By:	/s/ Bryan T. Baldasare
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)